UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 22, 2004

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification No.)

702 N. Franklin Street, Tampa, Florida 33602

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01: Completion of Acquisition or Disposition of Assets

On Dec. 22, 2004, after obtaining all required regulatory approvals and satisfying other closing conditions under the Purchase Agreement, TECO Energy, Inc. and its subsidiaries completed the previously announced sale of Frontera Generation Limited Partnership (Frontera), the owner of the Frontera Power Station in Texas, to a subsidiary of Centrica plc for $133.7 million, consisting of $128.5 million of cash and assumption of $5.2 million of liabilities. TECO Energy has the opportunity, as previously reported, to receive an Annual Earnout Payment if Frontera is the successful bidder and enters into a Reliability Must Run Contract with the Electric Reliability Council of Texas (ERCOT). Both TECO Energy and Centrica plc have guaranteed the payment obligations of their respective direct or indirect subsidiaries under the Purchase Agreement, with Centrica’s obligation limited to 10% of the Adjusted Purchase Price (as defined in the Purchase Agreement). Also as previously reported, TECO Energy will record a pre-tax charge in the fourth quarter of approximately $45 million ($28 million after-tax) to reflect the loss on the sale.

Section 8 – Other Events

Item 8.01: Other Events

On Dec. 23, 2004, TECO Energy used proceeds from the sale of Frontera to repay its unsecured bridge loan facility with JPMorgan Chase Bank and Merrill Lynch Bank USA dated as of September 30, 2004, under which TECO Energy borrowed $124.1 million to fund its purchase of the trust preferred securities of TECO Capital Trust II in the October 2004 remarketing of those securities.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(b)	Pro forma financial information

The following unaudited pro forma consolidated balance sheet reflects the disposition of Frontera as if it had occurred on Sept. 30, 2004. The accompanying unaudited pro forma condensed consolidated statement of income for the nine months ended Sep. 30, 2004 and the year ended Dec. 31, 2003 reflects the disposition of Frontera as if the sale had occurred on Jan. 1, 2003. The pro forma financial information does not purport to represent what TECO Energy, Inc.’s consolidated results would have been if the disposition had in fact occurred on these dates, nor does it purport to indicate the future consolidated financial position or future consolidated results of operations of TECO Energy. The pro forma adjustments are based on the Operating Results and related charges for Frontera recorded for the periods.

TECO Energy, Inc.

Pro Forma Condensed Consolidated Balance Sheet

September 30, 2004

(Unaudited)

$ millions	As reported	Frontera (1) Adjustments	Pro Forma
Current assets
Cash and cash equivalents	$102.5	$132.0	$234.5
Restricted cash	57.2	—	57.2
Receivables, less allowance for uncollectibles	324.0	—	324.0
Current derivative assets	19.5	—	19.5
Inventories, at average cost
Fuel	59.6	—	59.6
Materials and supplies	86.6	(6.2)	80.4
Prepayments and other current assets	167.8	(0.5)	167.3
Assets held for sale	144.7	—	144.7

Total current assets	961.9	125.3	1,087.2

Total property, plant and equipment (net)	5,501.3	(166.2)	5,335.1

Other assets
Deferred income taxes	967.7	15.4	983.1
Other investments	11.5	—	11.5
Regulatory assets	165.4	—	165.4
Investment in unconsolidated affiliates	254.8	—	254.8
Goodwill	71.2	—	71.2
Deferred charges and other assets	146.8	(5.1)	141.7
Assets held for sale	2,052.3	—	2,052.3

Total other assets	3,669.7	10.3	3,680.0

Total assets	$10,132.9	$(30.6)	$10,102.3

TECO Energy, Inc.

Pro Forma Condensed Consolidated Balance Sheet – continued

September 30, 2004

(Unaudited)

$ millions	As reported	Frontera(1) Adjustments	Pro Forma
Current liabilities
Long-term debt due within one year
Recourse	$5.5	$—	$5.5
Non-recourse	7.7	—	7.7
Notes Payable	25.0	—	25.0
Accounts Payable	256.4	(0.6)	255.8
Customer deposits	104.0	—	104.0
Current derivative liabilities	3.8	—	3.8
Interest accrued	96.1	—	96.1
Taxes accrued	112.8	(1.4)	111.4
Liabilities associated with assets held for sale	1,593.8	—	1,593.8

Total current liabilities	2,205.1	(2.0)	2,203.1

Other liabilities
Deferred income tax	517.4	—	517.4
Investment tax credits	20.6	—	20.6
Regulatory liabilities	547.6	—	547.6
Deferred credits and other liabilities	361.5	—	361.5
Liabilities associated with assets held for sale	675.3	—	675.3
Long-term debt, less amount due within one year
Recourse	3,587.4	—	3,587.4
Non-recourse	14.1	—	14.1
Junior subordinated	400.4	—	400.4
Minority interest	2.7	—	2.7

Total other liabilities	6,127.0	—	6,127.0

Capital
Common equity	199.6	—	199.6
Additional paid in capital	1,488.5	—	1,488.5
Retained earnings	167.9	(28.6)	139.3
Accumulated other comprehensive income	(47.8)	—	(47.8)

Common equity	1,808.2	(28.6)	1,779.6
Unearned compensation	(7.4)	—	(7.4)

Total capital	1,800.8	(28.6)	1,772.2

Total liabilities and capital	$10,132.9	$(30.6)	$10,102.3

(1)	Reflects the assets and liabilities of Frontera and the related loss net of the tax benefit on the sale.

TECO Energy, Inc.

Pro Forma Condensed Consolidated Statement of Income

For the nine months ended September 30, 2004

(Unaudited)

$ millions, except per share amounts	As reported	Frontera (1) Adjustments	Pro Forma
Revenues	$2,097.6	$49.8	$2,047.8

Operating expenses	1,886.7	50.8	1,835.9

Income from operations	210.9	(1.0)	211.9

Other (Expense) Income
AFUDC - other funds	0.7	—	0.7
Other Income	112.5	(2.6)	115.1
Loss on debt extinguishment	(4.3)	—	(4.3)
Impairment on TIE Investment	(152.3)	—	(152.3)
TMDP arbitration reserve	5.7	—	5.7
Earnings from equity Investments	26.6	—	26.6

Total Other (expense) income	(11.1)	(2.6)	(8.5)

Interest charges	244.9	—	244.9

Income before income taxes	(45.1)	(3.6)	(41.5)
Provision (benefit) for income tax	16.6	(1.3)	17.9
Minority interest	61.0	—	61.0

Net (loss) income from continuing operations	$(0.7)	$(2.3)	$1.6

Average common shares outstanding
Basic	190.5		190.5
Diluted	190.5		190.9
Earnings per share from continuing operations
Basic	$0.00		$0.01
Diluted	$0.00		$0.01

(1)	Reflects the reversal of the results of operations for Frontera and the related tax impacts.

TECO Energy, Inc.

Pro Forma Condensed Consolidated Statement of Income

For the year ended Dec. 31, 2003

(Unaudited)

$ millions, except per share amounts	As reported	Frontera (1) Adjustments	Pro Forma
Revenues	$2,740.0	$63.1	$2,676.9
Operating Expenses	2,719.9	138.7	2,581.2

Income from Operations	20.1	(75.6)	95.7

Other Income (Expense)
AFUDC - Other Funds	19.8	—	19.8
Other Income	114.5	2.0	112.5
TMDP Arbitration Reserve	(32.0)	—	(32.0)
Earnings from Equity Investments	(0.4)	—	(0.4)

Total Other Income	101.9	2.0	99.9

Interest Charges	320.7	—	320.7

Income Before Income Taxes	(198.7)	(73.6)	(125.1)

(Benefit)Provision for Income Tax	(135.2)	(25.8)	(109.4)
Minority Interest	48.8	—	48.8

Net Income from Continuing Operations	$(14.7)	$(47.8)	$33.1

Average common shares outstanding
Basic	179.9		179.9
Diluted	179.9		180.2
Earnings per share from continuing operations
Basic	$(0.08)		$0.18
Diluted	$(0.08)		$0.18

(1)	Reflects the reversal of the results of operations for Frontera and the related tax impacts.

(c)	Exhibits

2.1	Purchase and Sales Agreement, dated as of December 1, 2004, by and among TPS Tejas GP, LLC and TPS Tejas LP, LLC as the Sellers, and Frontera Generation GP, Inc. and Centrica US Holdings Inc. as the Purchasers. Portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and the omitted material has been separately filed with the Securities and Exchange Commission.

2.2	Amendment No. 1, dated December 22, 2004 to Purchase and Sales Agreement, by and among TPS Tejas GP, LLC and TPS Tejas LP, LLC as the Sellers, and Frontera Generation GP, Inc. and Centrica US Holdings Inc. as the Purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2004	TECO ENERGY, INC.
(Registrant)

/s/ S. M. PAYNE
S. M. PAYNE
Vice President – Corporate
Accounting and Tax (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description of Exhibits
2.1	Purchase and Sales Agreement, dated as of December 1, 2004, by and among TPS Tejas GP, LLC and TPS Tejas LP, LLC as the Sellers, and Frontera Generation GP, Inc. and Centrica US Holdings Inc. as the Purchasers. Portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and the omitted material has been separately filed with the Securities and Exchange Commission.

2.2	Amendment No. 1, dated December 22, 2004 to Purchase and Sales Agreement, by and among TPS Tejas GP, LLC and TPS Tejas LP, LLC as the Sellers, and Frontera Generation GP, Inc. and Centrica US Holdings Inc. as the Purchasers.